UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2011

Kenexa Corporation (Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	000-51358 (Commission File Number)	23-3024013 (I.R.S. Employer Identification Number)

650 East Swedesford Road, Wayne, Pennsylvania (Address of Principal Executive Offices)	19087 (Zip Code)

(610) 971-9171 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On August 2, 2011, Kenexa Corporation, a Pennsylvania corporation (“KNXA”) announced its financial results for the second quarter ended June 30, 2011 and certain other information. A copy of Kenexa’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1. A copy of Kenexa's earnings release script announcing these financial results is attached hereto as Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release, entitled “Kenexa Announces Financial Results for Second Quarter 2011,” issued by the company on August 2, 2011.

99.2	Kenexa Second Quarter Results Conference Call Script: August 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: August 4, 2011	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled “Kenexa Announces Financial Results for Second Quarter 2011,” issued by the company on August 2, 2011.

99.2	Kenexa Second Quarter Results Conference Call Script: August 2, 2011.